Archer Announces Second Quarter 2026 Results; Announces Deal with Boeing to Shape Physical AI Future of Aerospace and Defense Halo, the commercial variant of Archer’s autonomous, dual-use platform ● Announced deal to acquire Boeing’s Wisk Aero, Insitu and SkyGrid to create an end-to-end physical AI platform for aerospace and defense and adding over $200M in annual revenue to Archer’s business with Boeing to invest in and collaborate with Archer. ● Unveiled Halo/Thunder, the commercial and defense variants of Archer’s jointly-developed autonomous, hybrid VTOL platform with Anduril. ● Announced ZEE, Archer’s AI foundation model purpose-built for aviation and its frontier breakthrough for aviation safety. ● Completed piloted city-to-city Midnight flights in preparation for operations later this year under the White House’s eVTOL Integration Pilot Program (eIPP). SANTA CLARA, CA, August 10, 2026 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the second quarter ended June 30, 2026. The Company issued a shareholder letter from founder and CEO, Adam Goldstein, discussing highlights from the quarter.

Commenting on second quarter 2026 results, Adam Goldstein said: “Today is an important inflection point for Archer. With the planned acquisitions of Wisk, Insitu, and SkyGrid from Boeing, coupled with our recent unveiling of Halo, ZEE, and ACES, we are rapidly advancing our diversified, multi-platform strategy across air taxis, UAS and AI to lead the next generation of aerospace and defense.” Live Webcast Details Archer will host a live webcast to discuss its results at 2:00 p.m. Pacific Time today. The live webcast and replay are accessible via Archer’s investor relations website at investors.archer.com or conference call by visiting https://events.q4inc.com/attendee/810358512 Recent Highlights Archer to Acquire Boeing’s Wisk Aero, Insitu and SkyGrid Transaction1 to create an end-to-end physical AI platform for aerospace and defense, combining Wisk, Insitu and SkyGrid’s pioneering autonomy and airspace intelligence technologies with Archer’s leading purpose-built AI foundation model, ZEE. Insitu alone will add over $200M in annual revenue2 to Archer’s business with operations across 35 countries. As part of the transaction, Boeing is set to take a strategic stake in, and become a strategic partner to, Archer, establishing an ongoing Archer and Boeing collaboration and technology sharing arrangement. Unveiled Dual-Use Autonomous, Hybrid VTOL Platform With Anduril In July, Archer and Anduril unveiled their jointly-developed autonomous, hybrid VTOL aircraft platform at the Farnborough International Airshow, introduced as Thunder for defense missions and Halo for commercial applications. The two variants share the same airframe, hybrid powertrain and core systems, with configurable payload depending on mission requirements. Designed for low-cost, high-volume production using commercial supply chains, the platform behind Halo and Thunder is built to support broad deployment, rapid production and the scale commercial and defense markets require. Announced ZEE, Archer’s AI Foundation Model Purpose-Built for Aviation Archer announced ZEE, its AI foundation model purpose-built for aviation, delivering a unified aviation intelligence platform built on ADS-B, ATC communication, maps and charts, aircraft state, terrain and weather data. The foundation model is designed to work both offline, on-device and as a server-hosted solution, critical for use in a wide range of aviation environments from air taxis and UAVs to commercial airlines and air traffic management. ZEE recently achieved a technical breakthrough demonstrating the capability to accurately predict real-time aircraft trajectories on the airport surface minutes into the future, giving the humans in the loop the most critical asset in aviation safety: time to react. 2 Based on Insitu’s current financials and financial estimates. 1 The transaction remains subject to the satisfaction of certain agreed-upon closing conditions.

Completed City-to-City Midnight flights In Preparation for eIPP Operations In July, Archer's Midnight aircraft completed a piloted round trip journey between Salinas Municipal Airport and Monterey Regional Airport, with each leg completed in approximately nine minutes compared to over 35 minutes by car. The flight was executed in close coordination with the FAA and marks a critical step toward Archer launching Midnight operations later this year under the eIPP.

Second Quarter 2026 Financial Results We reference several non-GAAP metrics in the financial discussion that follows. Unless otherwise noted or defined, our non-GAAP metrics are calculated by starting with the equivalent GAAP metric. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “GAAP to Non-GAAP Reconciliation”. SUMMARY FINANCIALS (In millions; unaudited) QUARTER ENDED JUN 30, 2026 MAR 31, 2026 JUN 30, 2025 REVENUE $ 5.0 $ 1.6 $ - TOTAL OPERATING EXPENSES 284.2 256.2 176.1 NET LOSS (263.2) (217.7) (206.0) NON-GAAP TOTAL OPERATING EXPENSES 192.2 181.9 123.5 ADJUSTED EBITDA (177.1) (172.5) (118.7) CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS 1,560.6 1,775.9 1,724.0 Key Financial Highlights Liquidity & Cash Flows ● We ended Q2 2026 with $1,560.6 million of cash, cash equivalents, and short-term investments on our balance sheet and an additional $7.3 million of restricted cash. ● Our Q2 2026 cash, cash equivalents, and short-term investments decreased by $215.3 million from Q1 2026, primarily due to the $156.4 million cash used in operating activities, $37.1 million used in the purchase of property and equipment and $25.0 million used in acquisition of the fixed based operator business at the Hawthorne Airport. Revenue ● Our Q2 2026 Revenue increased by $3.4 million from Q1 2026 to $5.0 million as we expanded operations at the Hawthorne Airport in LA.

Operating Expenses & Net Loss ● Q2 2026 Operating Expenses increased by $28.0 million from Q1 2026 as we continued to invest in expanding flight testing, certification efforts, and production activities for our Midnight aircraft, along with the investment in the design and development efforts for our hybrid aircraft, and the development of ZEE, our AI foundation model. ● Q2 2026 Net Loss increased by $45.5 million from Q1 2026 primarily driven by $28.0 million increase in operating expenses, $18.8 million decrease primarily in non-cash gain for change in fair value of private and public warrants within other income (expense), net, and a $2.2 million decrease in interest income, net, offset by $3.4 million increase in revenue generated. Adjusted EBITDA ● Q2 2026 Adjusted EBITDA was a loss of $177.1 million, which is on the lower end of the guidance range of $170 million - $200 million. The loss was a planned increase of $4.6 million over Q1 2026, mainly due to the reasons mentioned above for the increase in operating expenses. Q3 2026 Financial Estimates ● Archer’s financial estimates for the third quarter of 2026 are as follows: ○ Adjusted EBITDA expected to be a loss of $170 million to $200 million. We have not reconciled our Adjusted EBITDA estimates because certain items that impact non-GAAP metrics are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense and change in fair value of warrants is impacted by the future fair market value of our common stock and warrants along with other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during the third quarter of 2026 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP metrics is not available without unreasonable effort.

About Archer Archer builds the aircraft and core technologies that will define the next era of flight for aerospace and defense. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements and Disclaimers This press release contains forward-looking statements regarding Archer's future business plans, expectations, and opportunities. These statements include those regarding its expected financial results for the third quarter of 2026; the design, safety, target specifications and use cases of its aircraft and technologies; pace of design and regulatory progress; the timing, phasing, geographic scope and planned operations under the eIPP; infrastructure development; its ability to timely develop, certify, test, manufacture and commercialize its eVTOL aircraft and technologies and develop vertiport infrastructure, or its ability to do so at all; development of its hybrid aircraft and defense programs; the expected timing and structure of the transaction; the ability of the parties to complete the contemplated transactions; the expected benefits of the transactions, including future financial and operating results and strategic benefits; and plans, objectives, and anticipated benefits of future acquisitions, strategic investments, partnerships, and collaborations with third parties. These forward-looking statements are based on Archer's current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Archer's current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (i) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or may require conditions, limitations or restrictions in connection with such approvals; (ii) the risk that the transaction may not be completed on the terms or in the time frame expected by Archer, or at all; (iii) unexpected costs, charges or expenses resulting from the transaction; (iv) uncertainty of the expected financial performance of Archer following completion of the transaction; (v) failure to realize the anticipated benefits of the transaction, including as a result of delay in completing the transaction or integrating the businesses, on the expected timeframe or at all; (vi) the occurrence of any event that could give rise to termination of the transaction; (vii) the risk that stockholder litigation in connection with the transaction or other litigation, settlements or investigations may affect the timing or occurrence of the transaction or result in significant costs of defense, indemnification and liability; (viii) risks related to the disruption of management time from ongoing business operations due to the pendency of the transaction, or other effects of the pendency of the transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers or other counterparties; and (ix) other risk factors detailed from time to time in Archer's reports filed with the Securities and Exchange Commission (the "SEC"), including documents that will be filed with the SEC in connection with the transaction. Any forward-looking statements contained herein are based on assumptions that Archer believes to be reasonable as of the date of this press release. Archer undertakes no obligation to update these statements as a result of new information or future events.

ARCHER AVIATION INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions; except par value; unaudited) As of Jun 30, 2026 Dec 31, 2025 Assets Current assets Cash and cash equivalents $ 852.7 $ 1,021.5 Restricted cash 7.3 7.3 Short-term investments 707.9 943.2 Prepaid expenses 55.7 47.3 Other current assets 23.7 56.8 Total current assets 1,647.3 2,076.1 Property and equipment, net 326.7 253.6 Intangible assets, net 94.5 80.2 Right-of-use assets 43.8 40.8 Goodwill 80.5 0.1 Other long-term assets 21.5 15.1 Total assets $ 2,214.3 $ 2,465.9 Liabilities and Stockholders’ Equity Current liabilities Accounts payable $ 32.1 $ 30.2 Current portion of lease liabilities 6.8 5.3 Accrued expenses and other current liabilities 120.3 68.1 Current portion of debt 2.1 0.8 Total current liabilities 161.3 104.4 Debt, net of current liabilities 78.0 79.5 Lease liabilities, net of current portion 38.7 36.3 Warrant liabilities 3.0 29.9 Other long-term liabilities 17.7 13.0 Total liabilities 298.7 263.1 Stockholders’ equity Class A common stock, $0.0001 par value 0.1 0.1 Additional paid-in capital 4,680.5 4,507.9 Accumulated deficit (2,784.7) (2,303.8) Accumulated other comprehensive loss (3.6) (1.4) Total stockholders’ equity 1,892.3 2,202.8 Noncontrolling interest 23.3 - Total liabilities and stockholders’ equity $ 2,214.3 $ 2,465.9

ARCHER AVIATION INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except per share data; unaudited) QUARTER ENDED JUN 30, 2026 MAR 31, 2026 JUN 30, 2025 Revenue $ 5.0 $ 1.6 $ - Operating expenses: Cost of revenue 4.3 1.3 - Research and development 186.0 171.7 122.4 General and administrative 93.9 83.2 53.7 Total operating expenses 284.2 256.2 176.1 Loss from operations (279.2) (254.6) (176.1) Other income (expense), net 1.8 20.6 (40.0) Interest income, net 14.2 16.4 10.2 Loss before income taxes (263.2) (217.6) (205.9) Income tax expense - (0.1) (0.1) Net loss (263.2) (217.7) (206.0) Net income (loss) attributable to noncontrolling interest - - - Net loss attributable to common stockholders $ (263.2) $ (217.7) $ (206.0) Net loss per share attributable to common stockholders, basic and diluted $ (0.34) $ (0.28) $ (0.36) Weighted-average shares outstanding, basic and diluted 781.7 766.9 579.2

ARCHER AVIATION INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions; unaudited) SIX MONTHS ENDED JUN 30, 2026 JUN 30, 2025 Cash flows from operating activities Net loss $ (480.9) $ (299.4) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization expense 17.9 8.9 Stock-based compensation expense 156.0 81.9 Change in fair value of warrant liabilities (26.9) (1.7) Non-cash lease expense 3.7 1.8 Research and development warrant expense - 1.6 General and administrative warrant expense 1.1 - Loss on disposal of property and equipment, net 0.6 - Amortization of short-term investments purchased at a premium 3.0 - Others 0.6 - Changes in operating assets and liabilities: Prepaid expenses 3.3 0.5 Other current assets (7.6) 0.9 Other long-term assets (7.9) (1.3) Accounts payable 0.9 5.4 Accrued expenses and other current liabilities 39.1 4.0 Operating lease right-of-use assets and lease liabilities, net (2.8) (2.2) Other long-term liabilities (5.6) 1.6 Net cash used in operating activities (305.5) (198.0) Cash flows from investing activities Purchase of property and equipment (69.7) (28.9) Proceeds from maturities of short-term investments 230.0 - Acquisition of intangible assets - (5.2) Business acquisition, net of cash acquired (28.7) - Net cash provided by (used in) investing activities 131.6 (34.1) Cash flows from financing activities Repayment of long-term debt (0.2) - Proceeds from PIPE financing - 10.0 Proceeds from issuance of common stock - 1,151.8 Proceeds from exercise of stock options 0.1 - Proceeds from shares issued under employee stock purchase plan 5.2 3.8 Payment of offering costs in connection with financing activities - (44.3) Net cash provided by financing activities 5.1 1,121.3 Net change in cash, cash equivalents, and restricted cash (168.8) 889.2 Cash, cash equivalents, and restricted cash, beginning of period 1,028.8 841.3 Cash, cash equivalents, and restricted cash, end of period $ 860.0 $ 1,730.5

Reconciliation of Selected GAAP To Non-GAAP Results A reconciliation of total operating expenses to non-GAAP total operating expenses for the quarters ended June 30, 2026, March 31, 2026, and June 30, 2025, respectively, are set forth below. RECONCILIATION OF OPERATING EXPENSES (In millions; unaudited) QUARTER ENDED JUN 30, 2026 MAR 31, 2026 JUN 30, 2025 TOTAL OPERATING EXPENSES $ 284.2 $ 256.2 $ 176.1 Adjusted to exclude the following: Stellantis warrant expense (1) - - (0.8) General and administrative warrant expense - (1.1) - Stock-based compensation expense (2) (85.6) (70.4) (51.8) Litigation-related expense (3) (6.0) - - Acquisition-related expenses (4) (0.4) (2.8) - NON-GAAP TOTAL OPERATING EXPENSES $ 192.2 $ 181.9 $ 123.5 1. Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company 2. Amounts primarily include stock-based compensation expense for options and restricted stock units issued to employees, non-employees, including the grants issued to our founder and shares issued to vendors 3. Amount reflects an accrued one-time litigation settlement-related cash expenses 4. Amount reflect acquisition-related cash expenses

Reconciliation of Selected GAAP To Non-GAAP Results A reconciliation of net loss to Adjusted EBITDA for the quarters ended June 30, 2026, March 31, 2026, and June 30, 2025, respectively, are set forth below. RECONCILIATION OF ADJUSTED EBITDA (In millions; unaudited) QUARTER ENDED JUN 30, 2026 MAR 31, 2026 JUN 30, 2025 NET LOSS $ (263.2) $ (217.7) $ (206.0) Adjusted to exclude the following: Other (income) expense, net (1) (1.8) (20.6) 40.0 Interest income, net (14.2) (16.4) (10.2) Income tax expense - 0.1 0.1 Depreciation and amortization expense 10.1 7.8 4.8 Stellantis warrant expense (2) - - 0.8 General and administrative warrant expense - 1.1 - Stock-based compensation expense (3) 85.6 70.4 51.8 Litigation-related expense (4) 6.0 - - Acquisition-related expenses (5) 0.4 2.8 - ADJUSTED EBITDA $ (177.1) $ (172.5) $ (118.7) 1. Amounts primarily include changes in fair value of the public and private warrants, which are classified as warrant liabilities 2. Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company 3. Amounts primarily include stock-based compensation expense for options and restricted stock units issued to employees, non-employees, including the grants issued to our founder and shares issued to vendors 4. Amount reflects an accrued one-time litigation settlement-related cash expenses 5. Amounts reflect acquisition-related cash expenses

Non-GAAP Financial Measures To supplement our consolidated financial results prepared in accordance with GAAP, we use the following non-GAAP financial measures: Non-GAAP total operating expenses and Adjusted EBITDA. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. We believe that the use of non-GAAP financial measures help us evaluate our business and financial performance, identify trends impacting our business, formulate business plans and financial projections, and make strategic decisions. We believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our operating and financial results and enables investors to more fully understand our performance and cash trends by removing the effects of certain non-cash expenses and non-recurring items. We excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: STOCK-BASED COMPENSATION EXPENSE We exclude stock-based compensation expense, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-cash stock-based compensation expense on our operating results. WARRANT EXPENSE & GAINS OR LOSSES FROM REVALUATION OF WARRANTS Expense from our common stock warrants issued to Stellantis, which is recurring (but non-cash), expense from one-time issuance of warrant and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense.

LITIGATION-RELATED EXPENSE We exclude one-time accrued cash expenses incurred related to litigation settlement, from these non-GAAP financial measures because we believe these transaction-specific expenses are inconsistent in amount and frequency and do not correlate to the operation of our business and excluding these provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-recurring litigation-related expense on our operating results. ACQUISITION-RELATED EXPENSE We exclude cash expenses, including diligence, legal, advisory and other costs incurred with acquisitions, from these non-GAAP financial measures because we believe these transaction-specific expenses are inconsistent in amount and frequency and do not correlate to the operation of our business and excluding these provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-recurring acquisition-related expense on our operating results. ###